EXHIBIT 10.12

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Assignment Agreement”) dated as of June 7, 2007 is between Higher Education Funding III, LLC (“Seller”), Goal Capital Funding, LLC (“Buyer”), The Bank of New York Trust Company, N.A. (“BONY”), as eligible lender trustee for the Seller (in such capacity, the “Seller ELT”) and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.), as eligible lender trustee for the Buyer (in such capacity, the “Buyer ELT”).

Reference is made to (i) that certain Loan Agreement dated as of November 5, 2004 (as amended, supplemented or otherwise modified through the date hereof and as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”) among Seller, as Issuer, Goal Financial, LLC (“Goal”), as Master Servicer, the various Noteholders and Noteholder Agents from time to time party thereto, Barclays Bank PLC, as Administrator, and BONY, as Collateral Trustee and as Seller ELT, and (ii) the Purchase and Sale Agreement dated as of November 5, 2004 (as amended, supplemented or otherwise modified through the date hereof and as the same may be amended, supplemented and restated or otherwise modified from time to time, the “Purchase and Sale Agreement”) among Seller, each Originator party thereto and BONY, as eligible lender trustee for each such Originator and as Seller ELT. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Loan Agreement.

For purposes of allowing Buyer to enter into a new financing arrangement, Seller desires to sell to Buyer (and, solely in the case of legal title thereto, to Buyer ELT), and Buyer (and, solely in the case of legal title thereto, Buyer ELT) desires to purchase from Seller, each of the Student Loans currently owned by Seller (and, solely in the case of legal title thereto, by Seller ELT) that are listed on Schedule A hereto (the “Subject Assets”). Therefore, pursuant to the terms hereof, and upon the evidence satisfactory to the Administrator and each Noteholder Agent of a deposit into the Collection Account of an amount equal to $611,500,000 (the “Purchase Price”) from Buyer (or the purchaser under the previously mentioned new financing arrangement), the receipt of which by Seller is hereby acknowledged, Seller (and, solely in the case of legal title thereto, Seller ELT) hereby sells, assigns and transfers unto Buyer and its successors and assigns (and, solely in the case of legal title thereto, to Buyer ELT) all right, title and interest of such Person in and to:

(a)	each Subject Asset;

(b)	all Related Security with respect to all such Subject Assets; and

(c)	all Collections in respect of, and other proceeds of, any of the foregoing (the property described in the foregoing clauses (a) through (c), collectively, the “Transferred Property”).

The assignment of Seller (and, solely in the case of legal title to the Subject Assets, of Seller ELT) made hereby is made without recourse, representation or warranty, except that Seller represents and warrants that (a) Seller (and, solely in the case of legal title thereto, Seller ELT), is the sole owner of the Subject Assets transferred hereby and (b) that Seller is transferring such Subject Assets free and clear of any lien or encumbrance with respect thereto. It is the intention of Seller and Buyer that the assignment contemplated by this Assignment Agreement shall constitute a sale of the Subject Assets from Seller (and, in the case of legal title thereto, Seller ELT) to Buyer (and, in the case of legal title thereto, Buyer ELT) and the beneficial interest in and title to the Subject Assets shall not be part of Seller’s estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy law.

In the event (but only to the extent) that the conveyance of any Subject Asset hereunder is characterized by a court, governmental authority or regulatory body as a loan rather than a sale, Seller shall be deemed to have granted to Buyer (and Seller ELT shall be deemed to have granted to Buyer ELT), and Seller hereby grants to Buyer (and Seller ELT hereby grants to Buyer ELT), a security interest in all of its right, title and interest in, to and under such Subject Asset and any related Transferred Property. Each of Seller and Seller ELT authorizes Buyer and Buyer ELT to file any and all Uniform Commercial Code financing statements deemed necessary by Buyer to perfect the security interests granted herein.

By signing in the space provided below (a) each of the parties to the Loan Agreement hereby acknowledges and consents to the transfers contemplated herein and (b) upon the receipt by the Administrator and each Noteholder Agent of counterparts of this Assignment Agreement signed by each of the parties hereto and evidence satisfactory to the Administrator and each Noteholder Agent of a deposit into the Collection Account of an amount equal to the Purchase Price (i) each Noteholder and the Collateral Trustee hereby releases all of its right, title and interest in and to the Subject Assets, and hereby authorizes, at the expense of the Buyer, the filing of any applicable UCC partial termination statements necessary, in any applicable jurisdiction, to effect such release with respect to the Subject Assets and (ii) each of the parties hereto hereby agrees, at the expense of, and upon written request by, the Buyer, to execute and deliver to the Buyer or its assigns such additional documents, instruments, endorsements or authorizations, if any, that may be necessary in any applicable jurisdiction and/or reasonably requested by the Buyer at such time, in either case, to effect the release and conveyance of the Subject Assets as contemplated hereby.

It being understood that both the Seller and the Buyer are disregarded entities and are wholly-owned by Goal, the parties understand and acknowledge that the transfer of loans pursuant to this Assignment Agreement shall be of no effect for federal tax purposes.

This Assignment Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. This Assignment Agreement may not be amended or otherwise modified except in writing executed by each of the parties hereto.

THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS ASSIGNMENT AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

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IN WITNESS WHEREOF, the undersigned has caused this Assignment Agreement to be duly executed and delivered by its duly authorized officer as of the date first written above.

HIGHER EDUCATION FUNDING III, LLC,
as Seller

By:	/s/ Seamus Garland
Name:	Seamus Garland
Title:	CFO, Secretary & Treasurer

S-1	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

GOAL CAPITAL FUNDING, LLC,
as Buyer

By:	/s/ Seamus Garland
Name:	Seamus Garland
Title:	CFO, Secretary & Head of Securitization

S-2	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

THE BANK OF NEW YORK TRUST
COMPANY, N.A.,
as Eligible Lender Trustee for Seller

By:	/s/ Nathan E. Turner
Name:	Nathan E. Turner
Title:	Assistant Treasurer

S-3	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

THE BANK OF NEW YORK TRUST
COMPANY, N.A. (as successor to JPMorgan
Chase Bank, N.A.),
as Eligible Lender Trustee for Buyer

By:	/s/ Nathan E. Turner
Name:	Nathan E. Turner
Title:	Assistant Treasurer

S-4	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

GOAL FINANCIAL, LLC,
as Master Servicer

By:	/s/ Seamus Garland
Name:	Seamus Garland
Title:	CFO, Senior Vice President, Secretary & Treasurer

S-5	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

BARCLAYS BANK PLC,
as Administrator and
Noteholder Agent for Sheffield Receivables Corporation

By:	/s/ Jeffrey Goldberg
Name:	Jeffrey Goldberg
Title:	Associate Director

S-6	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

SHEFFIELD RECEIVABLES CORPORATION,
as Conduit Noteholder and Related Committed Noteholder

By:	Barclays Bank PLC, as Attorney-in-Fact

By:	/s/ Janette Lieu
Name:	Janette Lieu
Title:	Director

S-7	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

NANTUCKET FUNDING CORP., LLC
as a Conduit Noteholder.

By:	/s/ Lori Gebron
Name:	Lori Gebron
Title:	Vice President

S-8	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

DEUTSCHE BANK AG, NEW YORK BRANCH

as Related Committed Noteholder with respect to

Nantucket Funding Corp. LLC, and as Noteholder Agent.

By:	/s/ Sumeet Wadhera
Name:	Sumeet Wadhera
Title:	Director

By:	/s/ Peter Kim
Name:	Peter Kim
Title:	Vice President

S-9	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Nathan E. Turner
Name:	Nathan E. Turner
Title:	Assistant Treasurer

S-10	HEF III Assignment Agreement (Goal Capital Funding Trust 2007-1)

SCHEDULE A

TO ASSIGNMENT AGREEMENT

SUBJECT ASSETS

A list of the Subject Assets has been provided by Seller to Buyer and such list is incorporated by reference into this Schedule A and forms a part of the Assignment Agreement.